SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 28, 2004

CADENCE DESIGN SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10606	77-0148231

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2655 SEELY AVENUE, BUILDING 5
SAN JOSE, CALIFORNIA 95134

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 943-1234

Item 5. Other Events and Required FD Disclosure.

     The financial results of Cadence Design Systems, Inc. (“Cadence”) for the quarter ended July 3, 2004 are provided in Exhibit 99.1 and incorporated by reference herein.

     The presentation of Cadence’s second quarter 2004 financial results included in this Current Report on Form 8-K is qualified by a detailed discussion of associated material risks set forth in Cadence’s filings with the Securities and Exchange Commission. These include Cadence’s Annual Report on Form 10-K for the year ended January 3, 2004 and Quarterly Report on Form 10-Q for the quarter ended April 3, 2004.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired.

     Not applicable.

     (b) Pro Forma Financial Information.

     Not applicable.

     (c) Exhibits.

     The following exhibits are filed as part of this report:

Exhibit
No.	Description
99.1	Cadence Design Systems, Inc. Financial Results for the Quarter ended July 3, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated as of July 28, 2004

CADENCE DESIGN SYSTEMS, INC.
By:	/s/ William Porter
William Porter
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Cadence Design Systems, Inc. Financial Results for the Quarter ended July 3, 2004.